UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 17, 2014

Hudson Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York
(State or Other Jurisdiction of Incorporation)

1-13412	13-3641539
(Commission File Number)	(IRS Employer Identification No.)

PO Box 1541, 1 Blue Hill Plaza, Pearl River, New York	10965
(Address of Principal Executive Offices)	(Zip Code)

(845) 735-6000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) held on September 17, 2014, the shareholders of the Company:

(i)	elected Dominic J. Monetta, Kevin J. Zugibe, Richard Parrillo and Eric A. Prouty to serve as directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2016 and until their successors have been duly elected and qualified;
(ii)	did not approve an amendment to the Company’s By-Laws to provide that the Board shall be divided into three (3) classes, with each class to have a term of three years and to consist, as nearly as possible, of an equal number of directors constituting the entire Board;
(iii)	approved the adoption of the Company’s 2014 Stock Incentive Plan;
(iv)	approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
(v)	ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

1.	The votes cast by shareholders with respect to the election of directors were as follows:

	Votes	Votes	Broker
Director	For”	Withheld	Non-Votes

Dominic J. Monetta	22,219,459	867,828	7,006,561

Kevin J. Zugibe	17,063,067	6,024,220	7,006,561

Richard Parrillo	22,957,927	129,360	7,006,561

Eric A. Prouty	22,690,641	396,646	7,006,561

2.	The votes cast by the shareholders with respect to an amendment to the Company’s By-Laws to provide that the Board shall be divided into three (3) classes, with each class to have a term of three years, were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

13,997,608	9,044,467	45,212	7,006,561

3.	The votes cast by the shareholders with respect to the approval of the Company’s 2014 Stock Incentive Plan were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

13,530,558	9,491,304	65,425	7,006,561

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4.	The votes cast by the shareholders with respect to the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes

22,560,474	265,967	260,846	7,006,561

5.	The votes cast by shareholders with respect to the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

Votes “For”	Votes “Against”	Abstentions

29,923,934	40,591	129,323

There were no broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2014

HUDSON TECHNOLOGIES, INC.

By:	/S/ Stephen P. Mandracchia
Name: Title:	Stephen P. Mandracchia Vice President Legal & Regulatory Secretary

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